                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 1
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of September 27, 2002 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), its U.S. and Canadian Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional U.S. or Canadian Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent") and CONGRESS FINANCIAL CORPORATION (CANADA) acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Canadian Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement related to the definitions shall apply herein.

                                   WITNESSETH

         WHEREAS, a $37,500,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of March 27, 2002 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, the Administrative Agent and the Canadian Agent;

         WHEREAS, the Borrowers have requested that certain Lenders provide an Interest Rate Protection Agreement regarding certain obligations pursuant to the 2008 Senior Note Indenture or the 2009 Senior Note Indenture and to induce such Lenders to provide such Interest Rate Protection Agreement, the Borrowers have agreed to add, to the extent not already included, Interest Rate Protection Agreements as Secured Obligations pursuant to the U.S. Security Agreement and as Pledgor Obligations pursuant to the U.S. Pledge Agreement; and

         WHEREAS, as a result of the inducement described herein and the other good and valuable consideration provided to the Lenders entering into Interest Rate Protection Agreements with certain of the Borrowers, the undersigned Lenders agree to enter into certain Interest Rate Protection Agreements and to the amendments to certain of the Credit Documents set forth in this Agreement;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         (A)      Amendments.

         1. The definition of "Hedging Agreements" in Section 1.1 of the Credit Agreement is amended by adding the following to the end of the definition "or any other derivative product hedging arrangement."

         2. The definition of "Obligations" in Section 1.1 of the Credit Agreement is amended by replacing "all liabilities and obligations owing from any Borrower to any Lender, or any affiliate of a Lender, arising under Interest Rate Protection Agreements entered into for the purpose of hedging interest rate risk under this Credit Agreement and the other Credit Documents," with "all liabilities and obligations arising under Interest Rate Protection Agreements,".

         3. The definition of "U.S. Borrowing Base" in Section 1.1 of the Credit Agreement is hereby replaced by the following:

                  "U.S. Borrowing Base" means a U.S. dollar amount equal to the sum of (a) an amount equal to 85% of Eligible Accounts Receivable of the U.S. Credit Parties, plus (b) an amount equal to the lesser of (i) 60% of Eligible Inventory of the U.S. Credit Parties consisting of raw materials and finished goods inventory or (ii) $17,500,000 minus, in the Administrative Agent's sole discretion, (c) IRPA Obligations.

         4. The following definition of "IRPA Obligations" is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

         "IRPA Obligations" means, a continuing reserve, calculated at a frequency determined by the Administrative Agent in its sole discretion, for the aggregate amount for liabilities and obligations arising under Interest Rate Protection Agreements, each valued as the termination value thereof calculated according to a method approved by the International Swap and Derivatives Association and as such International Swap and Derivatives Association method may be further specified in each Interest Rate Protection Agreement.

         5. The Credit Agreement is amended by replacing the first paragraph Section 2.1(a) thereof with the following:

         (a) U.S. Revolving Loan Commitment. Subject to the terms and conditions set forth herein, each U.S. Lender agrees, severally and not jointly, at any time and from time to time from the Effective Date to the U.S Maturity Date, to make revolving loans (each a "U.S. Revolving Loan" and collectively, the "U.S. Revolving Loans") in U.S. dollars to the U.S. Borrowers; provided, however, that (i) the aggregate amount of U.S. Revolving Loans outstanding plus IRPA Obligations plus U.S. LOC Obligations outstanding at any one time may not exceed the lesser of the U.S. Borrowing Base and the U.S. Revolving Loan Commitment; (ii) the aggregate amount of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus IRPA Obligations plus LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances at any one time may not exceed the lesser of the Total Borrowing Base and $37,500,000 (U.S.); and (iii) with regard to each individual U.S. Lender, the U.S. Lender's pro rata share of outstanding U.S. Revolving Loans plus IRPA Obligations plus U.S. LOC Obligations outstanding shall not exceed such U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Loan Commitment; provided, however, upon any Canadian Maturity Date occurring prior to the U.S. Maturity Date, the Borrowers shall be entitled to receive (and the Administrative Agent is hereby authorized by the Lenders to provide) a U.S. Revolving Loan in an amount which is sufficient to pay in full the Canadian Obligations so long as (i) the proceeds of such U.S. Revolving Loan are applied to repay in full the Canadian Obligations simultaneously with the making of such U.S. Revolving Loan and (ii) the Borrowers are in compliance with the foregoing provisions of this
         Section 2.1(a) immediately after such application and (iii) the Borrowers are in compliance in all respects with Section 5.2.

         6. Section 5.2 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (g); replacing the period at the end of subsection (h) thereof with "; and"; inserting the following as immediately after the end of subsection (h): "(i) Interest Rate Protection Agreements. Immediately after giving effect to the making of a Loan or the issuance of a Letter of Credit or the creation of a Banker's Acceptance, the Company shall not be in violation of the terms of any Interest Rate Protection Agreement." and by replacing "(b), (c), (d), (e), (f), (g) and (h)" in the last paragraph Section
5.2 with the following "(b), (c), (d), (e), (f), (g), (h) and (i)".

         7. The text of Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         No Consolidated Party shall dissolve, liquidate or wind up its affairs or enter into any transaction of merger, amalgamation or consolidation; provided, however, that (i) the Company may merge or consolidate with any Subsidiary so long as the Company shall be the continuing or surviving corporation, (ii) any U.S. Credit Party (other than the Company) may merge or consolidate with any other U.S. Credit Party,
         (iii) any Canadian Credit Party may merge or consolidate with any other Canadian Credit Party, (iv) any Subsidiary of the Company that is not a Credit Party may be merged with or into any other Subsidiary of the Company that is not a Credit Party and (v) any Subsidiary of the Company that is not a Credit Party may merge or consolidate with any Credit Party so long as the Credit Party shall be the continuing or surviving corporation.

         8. Section 11.1(g) of the Credit Agreement is amended by replacing the phrase "or the 2008 Senior Notes or the 2009 Senior Notes," with ", the 2008 Senior Notes, the 2009 Senior Notes or any Interest Rate Protection Agreement".

         (B) Representations and Warranties. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in
Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein,
(ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein, (iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

         (C) Effectiveness. This Agreement shall become effective upon satisfaction of the following conditions precedent:

                  1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement.

                  2. Secretary's Certificates. Receipt by the Administrative Agent of secretary's certificates from each Borrower (except the Canadian Borrowers party to the Credit Agreement prior to the date hereof) dated as of the date hereof either substantially in the form required by Section 5.1(d) of the Credit Agreement, mutatis mutandis or a bring-down certificate if no change has occurred to the secretary's certificate since the delivery thereof on the Closing Date, in each case, and otherwise in form and substance acceptable to the Administrative Agent.

         (D) No Other Modification. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender, the Administrative Agent or the Canadian Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein.

         (E) Release. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

         (F) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

         (G) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15
AND 14.19 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

                  [Remainder of Page Intentionally Left Blank]

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.



                                       COMPANY:

                                       WOLVERINE TUBE, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       U.S. SUBSIDIARY BORROWERS:

                                       TF INVESTOR, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       TUBE FORMING HOLDINGS, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       TUBE FORMING, L.P.

                                       By: Tube Forming Holdings, Inc.,
                                           its General Partner



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       WOLVERINE FINANCE COMPANY



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       STPC HOLDING, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       SMALL TUBE MANUFACTURING CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       WOLVERINE JOINING TECHNOLOGIES, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       WOLVERINE CHINA INVESTMENTS, LLC

                                       By: Wolverine Tube, Inc.,
                                           its Managing Manager



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       CANADIAN BORROWERS:

                                       1105836 ONTARIO INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       WOLVERINE JOINING TECHNOLOGIES
                                       (CANADA) INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       CANADIAN SUBSIDIARY BORROWERS:

                                       1263143 ONTARIO INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       1158909 ONTARIO INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       WOLVERINE TUBE (CANADA) INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       LENDERS:

                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION, in its capacity as
                                       Administrative Agent and as a Lender



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       CONGRESS FINANCIAL CORPORATION
                                       (CANADA),
                                       in its capacity as Canadian Agent and as a Lender



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                              [signature pages end]